SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☒ Definitive proxy statement.

☐ Definitive additional materials.

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

KID CASTLE EDUCATIONAL CORPORATION

(Name of Registrant as Specified in Its Charter)

KID CASTLE EDUCATIONAL CORPORATION

(Name of Person(s) Filing Proxy Statement)

      Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: .

(4) Proposed maximum aggregate value of transaction: N.A.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

KID CASTLE EDUCATIONAL CORPORATION

8th Floor, No. 98 Min Chuan Road
Hsien Tien, Taipei, Taiwan R.O.C.
(886) 2-2218-5996

April 30, 2004

Dear Shareholders:

      You are cordially invited to attend the Kid Castle Educational Corporation Annual Meeting of Shareholders to be held on Monday, June 28, 2004, at 10:00 a.m. (local time) at 9th Floor Building 1, Huasheng Building, 519 Lane Aomen Road, Putuo District, Shanghai in Taipei, Taiwan. Directions to the Annual Meeting location are included with this Notice of Annual Meeting and Proxy Statement.

      The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, we will also report on Kid Castle Educational Corporation’s operations and respond to any questions you may have.

      YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please sign, date, and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted. If you attend the meeting, you will, of course, have the right to vote your shares in person.

Very truly yours,

/s/ KUO-AN WANG

Kuo-An Wang
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
APPENDIX A
APPENDIX B
PROXY CARD

KID CASTLE EDUCATIONAL CORPORATION

8th Floor, No. 98 Min Chuan Road
Hsien Tien, Taipei, Taiwan R.O.C.
(886) 2-2218-5996

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Monday, June 28, 2004

To the Shareholders:

      The Annual Meeting of the Shareholders of Kid Castle Educational Corporation, a Florida corporation, will be held at 9th Floor Building 1, Huasheng Building, 519 Lane Aomen Road, Putuo District, Shanghai, in Taipai, Taiwan on Monday, June 28, 2004, at 10:00 a.m. (local time) for the following purposes:

1. To elect eight directors to serve until the Annual Meeting of Shareholders for the 2005 fiscal year or until their respective successors are elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on May 24, 2004 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

      The Company’s Proxy Statement is submitted herewith. Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

By Order of the Board of Directors

/s/ YU-EN CHIU

Yu-En Chiu
Secretary

Taipei, Taiwan

April 30, 2004

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. GIVING THIS PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

KID CASTLE EDUCATIONAL CORPORATION

8th Floor, No. 98 Min Chuan Road
Hsien Tien, Taipei, Taiwan R.O.C.
(886) 2-2218-5996

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
Monday, June 28, 2004

       This Proxy Statement is furnished by the Board of Directors of Kid Castle Educational Corporation, a Florida corporation (the “Company” or “Kid Castle”), to the holders of common stock, no par value, of the Company (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company for fiscal year 2003 (the “Annual Meeting”), to be held at 10 a.m. (local time) on Monday, June 28, 2004, at 9th Floor Building 1, Huasheng Building, 519 Lane Aomen Road, Putuo District, Shanghai, and at any adjournment thereof. See Appendix B for directions to the Annual Meeting location.

SOLICITATION AND REVOCABILITY OF PROXIES

      The Company will bear the cost of this solicitation of proxies, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. We are mailing the proxies, together with copies of this Proxy Statement, to shareholders of the Company on or about May 28, 2004.

      Execution and return of the enclosed Proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and to vote in person, and any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the individuals named in the proxy “FOR” the election as directors of those eight nominees named in this Proxy Statement, “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Annual Meeting.

VOTING SECURITIES AND QUORUM

      Shareholders of record at the close of business on May 24, 2004 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. The Company had issued and outstanding 18,999,703 shares of Common Stock as of March 31, 2004, and there were no outstanding shares of any other class of stock. Each share of Common Stock entitles the holder thereof to one vote. For a discussion of the issued and outstanding shares, see “Security Ownership of Certain Beneficial Owners and Management.” The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (defined below) will be counted as present for purposes of determining the presence of a quorum. Each holder of Common Stock will be entitled to one vote per share held.

      For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, shares held by shareholders who abstain from voting on a matter will be treated as being “present” and “entitled to vote” on the matter, and, therefore, an abstention (withholding a vote as to all matters) has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as “present” or “entitled to vote” on the matter, and, therefore, a broker non-vote or the withholding of a proxy’s authority will have no effect on the outcome of the vote on the matter. A “broker non-vote” refers to shares of Common Stock represented at the Annual Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

      The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD AUTHORITY.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you check the box marked “WITHHOLD AUTHORITY,” your shares will neither be voted for nor against a director but will be counted for quorum purposes. Proxies and ballots will be received and tabulated by Securities Transfer Corporation, the Company’s transfer agent.

      The favorable vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of matters presented at the Annual Meeting, except that with regard to the election of directors, the eight individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

      Eight directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

      The following persons have been nominated by the Company’s Board of Directors to be elected as directors at the Annual Meeting:

Name	Age	Title

Kuo-An Wang	44	Chief Executive Officer, President and Director

Yu-En Chiu	43	Chief Financial Officer, Secretary and Director

Suang-Yi Pai	43	Director

Chin-Chen Huang	36	Director

Yu-Fang Lin	27	Director

Ming-Tsung Shih	37	Director

Yuanchau Liour	50	Director

Robert Theng	44	Director

Information about the Nominees

      Kuo-An Wang has served as President and a director of the Company since October 2002. From 1999 to present, Mr. Wang has served as President of Kid Castle Internet Technology. From 1997 to 1999, Mr. Wang was President of Kid Castle Enterprises Limited, Premier Holding Investment Property Ltd. and Global International Educational Investment Ltd.

      Yu-En Chiu has served as Chief Financial Officer, Secretary and a director of the Company since October 2002. From 1999 to the present, Mr. Chiu has served as Chief Financial officer and Senior Vice President of Kid Castle Internet Technology. From 1997 to 1999, Mr. Chiu served as Vice President of Kid Castle Enterprises Limited.

      Suang-Yi Pai has served as a director of the Company since October 2002. For the past five years through October 18, 2002, Mr. Pai has served as the General Manager of Chin Yi Fung Enterprise Co. Ltd., a privately held company engaged in the manufacture of Velcro and Polyform products.

      Chin-Chen Huang has served as a director of the Company since October 2002. From 1999 to the present, Mr. Huang has served as Vice President of Kid Castle Internet Technology. From 1997 to 1999, Mr. Huang served as an Assistant Manager of Kid Castle Enterprises.

      Yu Fang Lin has served as a director of the Company since October 2002. From 2001 to 2002, Ms. Lin served as a Specialist in Strategic Planning at Choice Lithograph, Inc., a publicly traded company in Taiwan engaged in the printing of books, magazines and calendars. From 1999 to 2000, Ms. Lin was a Programmer Analyst with American Management Systems, Inc. From 1998 to 1999, Ms. Lin was unemployed, and from 1997 to 1998 she completed her undergraduate education at the University of California, Berkeley.

      Ming-Tsung Shih majored in accounting and graduated from Tunghai University in June 1990. He passed the CPA Examination in Taiwan in 1993, and received his Master of Business Administration in Accounting from National Chengchi University in June 1995. From 1995 to 2002 he worked at T N Soong & Co. (a member firm of Deloitte & Touche). Mr. Shih has also lectured at Tunghai University and worked as a financial manager and consultant for Chin-Yi-Fung Enterprise Co. Ltd and Sunspring Metal Corporation, respectively.

      Yuanchau Liour is currently the Chairman of the Graduate Institute of Management Department of Marketing & Distribution and the Department of Business Administration. He is also a Principal at Nankong Community University in Taipei, Taiwan. Dr. Liour received his PhD in Business Administration from the University of Mississippi in 1989 and his Master of Business Administration from National Cheng-Chi University in 1981.

      Robert Theng is currently an associate professor of Graduate Institute of Management, Da-Yeh University and an adjunct professor of School of Business, Lawrence Technological University, USA and Walton College, Canada. Mr. Theng received his PHD in Industrial Engineering, from Mississippi State University, USA in 1996 and his Master of Business Administration from Meinders School of Business, Oklahoma City University, USA in 1992.

      The directors named above will serve until the next annual meeting of the Company’s stockholders or until their successors are duly elected and qualified. The directors will be elected for one-year terms. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement, of which none currently exists. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s Board of Directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of the Company’s affairs.

      The Board of Directors recommends that shareholders vote “FOR” the nominees named in this Proxy Statement. The eight individuals receiving the greatest number of votes shall be deemed elected even if they do not receive a majority vote.

ADDITIONAL COMPANY INFORMATION

      The Company’s Board of Directors has a standing Audit Committee which was established on April 7, 2004 by resolution of the Board of Directors. For the 2003 fiscal year, the whole Board of Directors performed the functions of the Audit Committee. The Company does not have standing nominating or compensation committees. The whole Board of Directors performs the functions of a nominating committee and compensation committee. The members of the Audit Committee and the functions performed thereby are described below:

      Audit Committee. The Audit Committee is comprised of three independent members. At least one member of the Audit Committee must be a financial expert, as that term is defined for purposes of the listing standards contained in the American Stock Exchange, Inc. Guide. The members of the Audit Committee are Ming-Tsung Shih (Financial Expert), Dr. Yuanchau Liour and Robert Theng. The Audit Committee reviews and recommends to the directors the independent auditors to be selected to audit the financial statements of the Company; meets with the independent auditors and financial management of the Company to review the scope of the proposed audit procedures to be utilized; reviews with the independent auditors, the Company’s internal auditor, and financial and accounting personnel, the internal accounting and financial controls of the company, and elicits any recommendations for the improvement thereof; reviews the financial statements of the Company and reports the results of the annual audit to the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of March 31, 2004, the number and percentage of our 18,999,703 outstanding shares of common stock that were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to the knowledge of the Company is the beneficial owner of more than 5% of the outstanding common stock.

Name and Address	Common Shares(1)	Percent of Class

Kuo-An Wang	1,728,000	9.09%
8th Floor, No. 98 Min Chuan Road,
Hsien Tien Taipei, Taiwan, R.O.C

Yu-En Chiu	1,296,000	6.82%
8th Floor, No. 98 Min Chuan Road,
Hsien Tien Taipei, Taiwan, R.O.C

Suang-Yi Pai	460,080	2.42%
No. 460-1, Chun Shan Road, Section 2,
Hua-Tan Taipei, Taiwan, R.O.C

Chin-Chen Huang	350,600	1.85%
8th Floor, No. 98 Min Chuan Road,
Hsien Tien Taipei, Taiwan, R.O.C

Kuo-Ian Cheng	1,080,000	5.68%
No. 575, Ho Kang Road, Ho Mei Town
Chang Hua Hsien, Taiwan, R.O.C

Yu-Fang Lin	-0-	0%
No. 71, Wenhua 1st Road,
Gueishan Shiang Taoyuan, Taiwan, R.O.C

Ming-Tsung, Shih	-0-	0%
No. 29 Yongdong Street
Yushun Villiage, Lukang Township
Chang Hua, Taiwan, R.O.C

Dr. Yuanchau Liour	-0-	0%
8th Fl. 326 Sec. 6 Ming-Chuan E. Rd.
Neihu, Taipei, Taiwan, R.O.C.

Robert Theng	-0-	0%
3 Ally 21 Ln 36 Chieh Shou S. Rd.
Changhua 500, Taiwan, R.O.C.

All officers and directors as a Group (9 persons)	3,834,680	20.18%

(1)	Unless otherwise indicated, the persons listed above have sole voting and investment powers with respect to all such shares. Under the applicable rules of the Securities and Exchange Commission, a person is deemed to be the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition, of the security, in each case irrespective of the person’s economic interest in the security. Under SEC rules, a person is deemed to beneficially own securities that the person has the right to acquire within 60 days (x) through the exercise of any option or warrant or (y) through the conversion of another security.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information for the fiscal years ended December 31, 2003 and December 31, 2002 concerning the compensation paid and awarded to all individuals serving as our executive officers at December 31, 2003 and those officers or key employees who were employed during the year ended December 31, 2003 whose total annual salary and bonus during that year exceeded $100,000:

			Annual Compensation
							All Other
Name and Principal Position	Year		Salary($)		Bonus($)		Compensation($)

Kuo-An Wang,	2003		$97,561		$8,130		$15,086
Chief Executive Officer and President	2002	(1)	$85,797		$4,020	(2)	$19,013	(3)

Yu-En Chiu,	2003		$76,655		$6,388		$10,778
Chief Financial Officer and Secretary	2002		$69,575	(4)	$3,167	(5)	$14,818	(6)

Chin-Chen Huang,	2003		$55,261		$2,177		$8,392
Senior Vice President of the Group	2002		$43,277	(7)	$0	(8)	$746	(9)

(1)	Mr. Wang became CEO and President of the Company on October 1, 2002.

(2)	Includes health, accident and labor insurance premiums in the aggregate amount of $1,293 and accrued retirement benefits under the Company’s non-contributory defined benefit retirement plan in the amount of $2,284.

(3)	Estimated annual retirement benefits of Mr. Wang under the Company’s non-contributory defined benefit retirement plan.

(4)	Mr. Chiu became CFO and Secretary of the Company on October 1, 2002.

(5)	Includes health, accident and labor insurance premiums in the aggregate amount of $2,272 and accrued retirement benefits under the Company’s non-contributory defined benefit retirement plan in the amount of $1,794.

(6)	Estimated annual retirement benefits of Mr. Chiu under the Company’s non-contributory defined benefit retirement plan.

(7)	Mrs. Huang became the Vice President, Secretary, and a Director of the Company on October 1, 2002.

(8)	Includes health, accident and labor insurance premiums in the aggregate amount of $2,091 and accrued retirement benefits under the Company’s non-contributory defined benefit retirement plan in the amount of $1,014.

(9)	Estimated annual retirement benefits of Mrs. Huang under the Company’s non-contributory defined benefit retirement plan.

Stock Option Grants In Last Fiscal Year; Exercises of Stock Options

      The Company has never granted any stock options.

Compensation of Directors

      The Company’s Bylaws provide that the Company’s directors may be paid their expenses and a fixed sum for attendance at meetings of the Board of Directors and may be paid a stated salary as a director, and no such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Currently each independent director is paid NT$20,000 for his attendance at each regular Board meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On October 23, 2001, the Company entered into a loan agreement with Kuo-An Wang, our Chief Executive Officer, in the principal amount of 5,000,000 NTD (approximately US$153,846). The loan was unsecured, bore interest at 6% per annum and had no fixed repayment terms. Mr. Wang repaid the full amount of the loan to the Company on June 30, 2003.

      For the years ending December 31, 2003 and 2002, there were a number of related party transactions between affiliated companies. These transactions are more particularly described in Note 19 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003.

PROPOSAL 2.

RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors will request that the shareholders ratify its selection of PricewaterhouseCoopers LLP, independent auditors, to examine the consolidated financial statements of Kid Castle for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP examined the consolidated financial statements of the Company for the fiscal year ended December 31, 2003. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board’s selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

      The Board of Directors recommends that shareholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors is recommending that the shareholders approve PricewaterhouseCoopers LLP, as the independent auditors for the Company for the fiscal year ending August 31, 2004. PricewaterhouseCoopers LLC has served as the Company’s independent auditors since July 7, 2003. The Company does not expect representatives of PricewaterhouseCoopers LLC to be present at the Annual Meeting.

      The Company engaged PricewaterhouseCoopers LLC following the resignation of BDO International as the Company’s independent auditors, effective July 3, 2003. The reports of BDO International on our financial statements for the two fiscal years ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

      Our Board of Directors approved the resignation of BDO International.

      In connection with its audits for the two fiscal years ended December 31, 2002 and during the subsequent interim period from January 1, 2003 through and including July 3, 2003, there were no disagreements with BDO International on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO International would have caused them to make reference thereto in their report on the financial statements for such years or interim period.

      We requested BDO International furnish a letter addressed to the Securities and Exchange Commission stating whether or not BDO International agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated July 8, 2003, is incorporated by reference to our Current Report on Form 8-K filed with the SEC on April 10, 2003.

Audit Fees

      The aggregate audit fees for 2003 were approximately $57,054. The amounts include fees for professional services rendered by PricewaterhouseCoopers LLP in connection with the audit of our consolidated financial statements as of and for the fiscal year ended December 31, 2003 and reviews of our unaudited consolidated interim financial statements for the second and third quarters of year 2003.

      The aggregate audit fees for 2002 were approximately $65,500. The amounts include fees for professional services rendered by BDO International in connection with the audit of our consolidated financial statements for the fiscal years ended December 31, 2002 and reviews of our unaudited consolidated interim financial statements for the first quarter of year 2003. In addition, BDO International also reviewed our unaudited consolidated interim financial statements for the first quarter of 2003. The aggregate audit fee for the first quarter of 2003 was approximately $21,500.

Audit-Related Fees

      There were no audit-related fees billed by PricewaterhouseCoopers LLP and BDO International for other services rendered to the Company for the fiscal years ended December 31, 2003 and 2002.

Tax Fees

      The aggregate fees for tax services rendered by PricewaterhouseCoopers LLP for 2003 was approximately $6,388. Tax fees relate to tax compliance and advisory services and assistance with tax audits. There was no tax fees billed by BDO International for the fiscal year ended December 31, 2002.

All Other Fees

      The aggregate fees for the Company’s ROC GAAP report services rendered by PricewaterhouseCoopers LLP was approximately $8,711.

      There were no additional aggregate fees billed by PricewaterhouseCoopers LLP and BDO International for other services rendered to the Company for the fiscal years ended December 31, 2003 and 2002.

      The Company’s Board of Directors did not establish an Audit Committee until April 2004 and therefore none of the services for 2003 described above were separately approved by the Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge (based solely upon a review of the Forms 3, 4 and 5 filed), during 2003, no individual or entity was late with any Form 3, 4 or 5 filings, except Ms. Chin-Chen Huang, who filed her Form 5 on April 22, 2004 in connection with the acquisition of 5,000 shares of the Company’s common stock in 2003.

CODE OF ETHICS

      We adopted a corporate code of ethics for management personnel on April 21, 2004. A copy of the code of ethics is filed as Appendix A to this Proxy Statement. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

PROPOSALS OF SHAREHOLDERS

      Shareholder proposals that are (a) intended for inclusion in next year’s proxy statement, or (b) to be presented at next year’s Annual Meeting without inclusion in the Company’s proxy materials, must be directed to the Corporate Secretary at the Company, 8th Floor, No. 98 Min Chuan Road, Hsien Tien, Taipei, Taiwan R.O.C. and must be received by April 15, 2005. Any shareholder proposal for next year’s Annual Meeting submitted after April 15, 2005 will not be considered filed on a timely basis with the Company. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion; and (2) the proponent does not issue a proxy statement.

OTHER BUSINESS

      It is not intended by the Board of Directors to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

KID CASTLE EDUCATIONAL CORPORATION
By Order of the Board of Directors

/s/ YU-EN CHIU

Yu-En Chiu
Secretary

Taipei, Taiwan

April 30, 2004

10-KSB REPORT AVAILABLE

      A copy of the Company’s annual report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be available to the public over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

APPENDIX A

KID CASTLE EDUCATIONAL CORPORATION

CODE OF ETHICS
FOR
MANAGEMENT PERSONNEL, INCLUDING
SENIOR FINANCIAL OFFICERS

Introduction.

      This Code of Ethics for management personnel, including Senior Financial Officers, has been adopted by the Board of Directors of Kid Castle Educational Corporation to promote honest and ethical conduct, proper disclosure of financial information in the Company periodic reports, and compliance with applicable laws, rules, and regulations by the Company officers and management personnel. It is an integral part of the Company Standards of Conduct applicable to the Company employees generally, but is set out in this special Code of Ethics because of the importance of the topic.

Applicability.

      As used in this Code, the term Senior Financial Officer means the Company Chief Executive Officer, Chief Financial Officer and Controller.

Principles and Practices.

      In performing his or her duties, each of the management personnel, including Senior Financial Officers, must:

(1) conduct him or herself in an honest and ethical manner and avoid any actual or apparent conflict of interest as defined in the Company Standards of Business Conduct;

(2) in the case of the Senior Financial Officers, report to the Audit Committee of the Board any conflict of interest that may arise, and any transaction or relationship that reasonably could be expected to five rise to a conflict, and in the case of all others, to senior management;

(3) provide, or cause to be provided, full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in its other public communications;

(4) comply, and take all reasonable actions to cause others to comply, with applicable governmental laws, rules, and regulations; and

(5) in the case of the Senior Financial Officers, promptly report violations of this Code to the Audit Committee, and in the case of all others, to senior management.

Waiver.

      Any request for a waiver of any provision of this Code by or on behalf of any Senior Financial Officer must be in writing and addressed to the Audit Committee. Any waiver of this Code by or on behalf of any Senior Financial Officer will be disclosed promptly on Form 8-K or any other means approved by the Securities and Exchange Commission.

Compliance and Accountability.

      The Audit Committee will assess compliance with this Code, report material violations to the Board of Directors, and recommend to the Board appropriate action.

Approved by the Board of Directors

On April 21, 2004

A-1

APPENDIX B

B-1

PROXY

FOR ANNUAL MEETING OF THE SHAREHOLDERS

KID CASTLE EDUCATIONAL CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Kuo-An Wang and Yu-En Chiu (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 9th Floor Building 1, Huasheng Building, 519 Lane Aomen Road, Putuo District, Shanghai, on Monday, May 17, 2004 at 10:00 a.m. (local time) and at any adjournments thereof.

1. FOR Election of directors: ☐	Kuo-An Wang, Yu-En Chiu, Suang-Yi Pai, Chin-Chen Huang, Yu-Fang Lin, Ming-Tsung Shih, Yuanchan Liour and Robert Theng

  WITHHOLD AUTHORITY To Vote for the following Directors:

2.	☐ FOR ☐ AGAINST ☐ ABSTAIN Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. If NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Signature

Signature, if held jointly

Dated: , 2004

IMPORTANT — PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.